UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:      December 31

Date of reporting period:  January 1 – June 30, 2014

Item 1. Reports to Stockholders.

LIBERTY ALL–STAR® GROWTH FUND

ASG

SEMI-ANNUAL REPORT JUNE 30, 2014

ALL-STAR®
GROWTH FUND

Contents

1	President’s Letter

4	Table of Distributions and Rights Offerings

5	Top 20 Holdings and Economic Sectors

6	Major Stock Changes in the Quarter

7	Investment Managers/Portfolio Characteristics

8	Manager Interview

11	Schedule of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statements of Changes in Net Assets

22	Financial Highlights

24	Notes to Financial Statements

32	Board Consideration of the New Portfolio Management Agreement

34	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

• A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
• Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
• Access to institutional quality investment managers
• Objective and ongoing manager evaluation
• Active portfolio rebalancing
• A quarterly fixed distribution policy
• Actively managed, exchange traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	July 2014

Against a backdrop of data confirming a continuing economic warm-up in the U.S. and a global geopolitical environment that boiled over in Ukraine and Iraq, stocks continued to deliver positive news during the second quarter of 2014. The S&P 500® Index posted 16 record closes during the quarter while the widely-followed Dow Jones Industrial Average (“DJIA”) did so 11 times. Meanwhile, the technology-focused NASDAQ Composite Index recorded its longest streak of quarterly gains since 2000.

The S&P 500® returned 5.23 percent for the quarter, the DJIA advanced 2.83 percent and the NASDAQ Composite gained 5.31 percent. Returns for all three indices represented a significant improvement over first quarter returns, which were slightly positive for the S&P 500® and NASDAQ Composite but fractionally negative for the DJIA. While the latter edged closer to the 17,000 level during the second quarter, it finally closed above that landmark early in the third quarter (on July 3). The quarter was not without volatility, however, as a very significant spring sell-off in growth-oriented biotechnology, information technology and social networking stocks hit the NASDAQ Composite, including (on April 10) its biggest single-day decline in 2 1⁄2 years, according to The Wall Street Journal.

Heavy fighting in Ukraine and Iraq—along with lower level but potentially dangerous confrontations involving China and neighbors Japan and Vietnam—unsettled investors during the quarter, but did not drive them out of the equity markets. In addition, with interest rates remaining low, bonds and cash did not offer attractive alternatives to stocks. Instead, investors found the gradual, but steady improvements in the U.S. economy to their liking. The glaring exception was the report that U.S. real gross domestic product (“GDP”) declined 2.9 percent in the first quarter of 2014 (the original estimate was a decline of 1.0 percent, but this was revised downward by the Department of Commerce on June 25). After rising 2.6 percent in the fourth quarter of 2013, real GDP in 2014’s initial quarter reflected a long, severe winter—impacting everything from housing starts to shipping to consumer spending—and lower spending by state and local governments.

Offsetting factors to the first quarter’s weak economic environment began to emerge as the second quarter progressed. Retail sales firmed, inflation remained muted, the manufacturing and services sectors showed strength, and the employment situation brightened as May was the fourth straight month with job gains above 200,000, meaning that all 8.7 million jobs lost during the great recession had finally been recouped. Underlying all the economic data was the ongoing accommodative stance by the Janet Yellen-led Federal Reserve. While continuing to taper its bond-buying program, the Fed gave no indication that it would raise short-term interest rates anytime soon.

Liberty All-Star® Growth Fund

Liberty All-Star® Growth Fund (“the Fund”) endured a very disappointing quarter, declining 1.12 percent with shares valued at net asset value (“NAV”) with dividends reinvested and 1.57 percent with shares valued at market price with dividends reinvested. Despite the modestly negative quarter, for the trailing 12-month period, the Fund has returned 20.93 percent with shares valued at NAV with dividends reinvested and 29.16 percent with shares valued at market price with dividends reinvested. By comparison, for the quarter and trailing 12 months, the Lipper Multi-Cap Growth Mutual Fund Average returned 3.75 percent and 26.13 percent, respectively. For the

Semi-Annual Report (Unaudited) | June 30, 2014	1

President’s Letter	Liberty All-Star® Growth Fund
(Unaudited)

quarter, the price at which Fund shares traded relative to their NAV narrowed slightly from the previous quarter, ranging from a premium of 0.4 percent to a discount of 5.2 percent.

What hurt the Fund’s quarterly performance was the sell-off that hit small- and mid-cap growth stocks in April and May. The Fund was disproportionately impacted by this period of volatility as two of its three managers focus on small- and mid-cap growth stocks. As well, the market’s sell-off principally targeted growth style stocks, whose price/earnings valuations are typically higher than the market average given their prospects for future revenue and earnings expansion. While many of these are the stocks of companies with disruptive technologies and excellent long-term opportunities, in the short term they can be subject to sudden changes in market sentiment. To that point, the sell-off was not driven by material factors, such as disappointing earnings reports or other unfavorable corporate news. Finally, the stocks that hurt the Fund in the second quarter had performed very well prior to the spring sell-off. The Fund’s managers are long-term investors, and tend to stay invested in stocks for an extended period, barring a breakdown in fundamentals or other changes that undercut their investment thesis.

In keeping with policy, the Fund’s distribution for the second quarter was $0.08. The Fund’s distribution policy has been in place since 1997 and is a major component of the Fund’s total return. Since 1997, the Fund has paid distributions totaling $11.72 per share and we would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

Looking ahead, subject to shareholder approval, investment management responsibility for the Fund’s large-cap growth allocation will change. This allocation will transition to Sustainable Growth Advisers, LP from its present manager, TCW Investment Management Company. TCW will remain as the investment manager responsible for the Fund’s mid-cap growth allocation.

Candidly, we are very disappointed with the Fund’s second quarter performance. We would observe, however, that once the market sell-off dissipated the Fund posted a strong month in June. We have reason to believe that the underperformance represents an exception and that normalized performance will return, albeit still subject to an overall increase in volatility. Be assured we will remain vigilant and disciplined in our management of the Fund, always keeping investors’ long-term interests first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2014 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fund Statistics (Periods ended June 30, 2014)
Net Asset Value (NAV)		$5.63
Market Price		$5.42
Discount		3.7%
	Quarter	Year-to-Date
Distributions*	$0.08	$0.17
Market Price Trading Range	$5.01 to $5.69	$5.01 to $6.28
Premium/(Discount) Range	0.4% to (5.2)%	0.4% to (9.6)%
Performance (Periods ended June 30, 2014)
Shares Valued at NAV with Dividends Reinvested	(1.12)%	(1.71)%
Shares Valued at Market Price with Dividends Reinvested	(1.57)%	(0.50)%
Dow Jones Industrial Average	2.83%	2.68%
Lipper Multi-Cap Growth Mutual Fund Average	3.75%	4.57%
NASDAQ Composite Index	5.31%	6.18%
Russell 3000® Growth Index	4.86%	5.98%
S&P 500® Index	5.23%	7.14%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. Based on current estimates, the distributions have been paid from short-term capital gains and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2014.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

The figure shown for the Lipper Multi-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the Russell 3000® Growth Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2014	3

Table of Distributions & Rights Offerings	Liberty All-Star® Growth Fund
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8 *	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014
1st Quarter	0.09
2nd Quarter	0.08
Total	$11.72

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors
June 30, 2014 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Cerner Corp.	1.90%
Dril-Quip, Inc.	1.82
Google, Inc., Class C	1.78
Salesforce.com, Inc.	1.78
Schlumberger Ltd.	1.69
Illumina, Inc.	1.69
Waste Connections, Inc.	1.67
Splunk, Inc.	1.66
Signature Bank	1.65
athenahealth, Inc.	1.65
American Tower Corp.	1.54
Amazon.com, Inc.	1.47
LinkedIn Corp., Class A	1.45
Virtus Investment Partners, Inc.	1.42
Middleby Corp.	1.41
ARM Holdings PLC	1.36
IHS, Inc., Class A	1.36
Starbucks Corp.	1.35
ServiceNow, Inc.	1.33
Visa, Inc., Class A	1.33
31.31%

Economic Sectors*	Percent of Net Assets
Information Technology	26.04%
Industrials	17.90
Consumer Discretionary	15.49
Financials	14.09
Health Care	12.04
Energy	6.51
Consumer Staples	5.06
Materials	0.71
Telecommunication Services	0.39
Other Net Assets	1.77
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2014	5

Major Stock Changes in the Quarter	Liberty All-Star® Growth Fund
(Unaudited)

The following are the major ($500,000) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the second quarter of 2014.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/14
Purchases
Chipotle Mexican Grill, Inc.	1,575	1,575
FireEye, Inc.	24,400	33,600
Illumina, Inc.	4,500	12,750
Middleby Corp.	2,182	22,989
Sales
Allergan, Inc.	(6,000)	3,990
Arcos Dorados Holdings, Inc., Class A	(75,150)	0
Core Laboratories N.V.	(2,606)	4,900
Graco, Inc.	(6,928)	12,300
Liquidity Services	(37,641)	0
Santander Consumer USA Holdings, Inc.	(26,800)	0

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET

CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE

REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 34 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2014 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND

Number of Holdings	1,163	544	672	53	53	32	126*
Weighted Average Market Capitalization (billions)	$1.9	$12.7	$108.4	$2.9	$10.4	$63.6	$26.0
Average Five-Year Earnings Per Share Growth	17%	18%	17%	15%	28%	17%	20%
Average Five-Year Sales Per Share Growth	9%	11%	13%	13%	12%	17%	14%
Price/Earnings Ratio**	27x	25x	22x	28x	25x	33x	29x
Price/Book Value Ratio	4.1	4.8x	4.9x	3.8x	4.8	5.1x	4.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2014	7

Manager Interview	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

Matthew A. Weatherbie, CFA President and Founder Weatherbie Capital, LLC

RESEARCHING SMALL-CAP COMPANIES ONE AT A TIME UNCOVERS THOSE THAT ARE GROWING BUT ALSO REASONABLY PRICED

Weatherbie Capital, LLC practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. We recently had the opportunity to talk with Matthew Weatherbie, President and Founder of the firm. The Fund’s Investment Advisor, ALPS Advisors, Inc., moderated the interview.

How, in general, have companies in the portion of the Liberty All-Star Growth Fund that you manage performed through the first half of 2014?

Our portion of the fund is down approximately 4.5 percent year to date. April and May saw a very sharp correction in the valuation of small-cap growth stocks, with healthcare and software companies being particularly hard-hit. Much of the underperformance can be traced to just three of our 51 portfolio companies. These companies reported significant earnings shortfalls due to a change in their competitive environment—a change whose magnitude we had underestimated. Two of these companies have been sold and are no longer in the portfolio, and the third was cut back to a below-average position, which, over time, will either be rebuilt or eliminated.

So, the mid-second quarter sell-off in small cap growth stocks did have an impact on your portion of the Liberty All-Star Growth Fund portfolio.

Yes, it had a negative effect. In examining this disappointing period of uncharacteristically poor performance, I’ve concluded the following: With the exception of the three shortfalls already mentioned, our ability to identify the small-cap companies with attractive growth prospects is unimpaired. Of the 51 owned companies that reported first quarter earnings, 41 were either in line with or ahead of earnings expectations. This 80 percent ratio is only slightly below our 85 percent-plus long-term average, which has historically led to solid portfolio performance over a market cycle. Further, of the 10 misses, seven were inconsequential or temporary, and we took advantage of stock price volatility to add to some of these positions at an advantageous price.

Overall, while our batting average in picking winners temporarily dipped below its long-term average, I believe the portion of the Liberty All-Star Growth Fund that we manage is in excellent shape. Nevertheless, we are undertaking a small series of incremental steps at the portfolio review level trying to ensure that we swiftly return to the long-term 85-86 percent level for positive earnings performance.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview
(Unaudited)

What sectors or industries are you overweighting currently, and why?

Being bottom-up thinkers, we really don’t focus on sector weights as a part of our portfolio construction process. The portfolio is built one stock at a time based on company-specific research. The portfolio is diversified across six growth sectors, and, as it almost always is, the diversified business services category is the largest sector at a little less than 35 percent of portfolio assets. We do have broad diversification guidelines so that we can’t be overly concentrated in any one sector. By definition, the diversified business services sector is a group of highly diversified companies, but we never allow it to exceed 35 percent of our portfolio.

“Being bottom-up thinkers, we really don’t focus on sector weights as a part of our portfolio construction process ... the portfolio is built one stock at a time based on company-specific research.”

You focus on quality small cap growth stocks. How does Weatherbie Capital define “quality”?

By several measures, our portfolio companies have higher quality characteristics than the benchmark Russell 2500® Growth Index. Our portfolio companies typically have a lower debt-to- capital ratio than companies in the index along with higher long-term earnings growth

“By several measures, our portfolio companies have higher quality characteristics than the benchmark Russell 2500® Growth Index ... but we also pay attention to valuation.”

prospects. They also historically have a more predictable earnings record and lower earnings per share variability than companies in the index.

That’s how we define quality. But we also pay attention to valuation. Our portfolio companies have been and remain superior on those quality metrics, so you might expect that our normalized price/earnings valuation would be higher than that of the index. In fact, our Specialized Growth portfolio has a P/E ratio of 26.1 times compared to 28.9 times for the Russell 2500® Growth Index.

What are two examples of quality small cap growth stocks in the portion of the Liberty All-Star Growth Fund that you manage?

I’ll give you two examples and, actually, both of them are classified as diversified business services, so you can see how diverse this sector really is. And, by the way, both are top 10 positions for us.

The first one is Signature Bank, or SBNY. It’s a New York-based regional bank with a superb business model, unlike virtually every other bank in the U.S. The banking industry has undergone a period of extensive consolidation. In the metropolitan New York area, SBNY offers a unique value proposition to privately owned businesses—and there are hundreds of thousands of such businesses in the greater New York area. Basically, SBNY offers a small, flexible banking platform to these entrepreneurs, along with one-stop banking rather than having clients go through various departments at the big, behemoth banks. SBNY offers their clients experienced loan officers and the ability to manage their deposits and payments, plus personal banking products, brokerage, asset management and insurance. The end result has been predictable growth and a very successful investment with plenty of room to run.

Semi-Annual Report (Unaudited) | June 30, 2014	9

Manager Interview	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

Excellent. What’s another name?

Another top 10 holding, also in diversified business services, is Waste Connections, or WCN. It’s a waste management company that started out in solid waste and is now expanding into servicing the energy industry by processing waste streams from the shale plays that are revolutionizing the domestic natural gas industry. The waste business in certain markets can be wonderful, and that’s true for Waste Connections because the company tends to be in markets where it is either the only trash collector or one of just two.

WCN has been a very stable business and, although a moderate grower traditionally, it has raised its growth rate by making periodic acquisitions in new markets. The company generates significant free cash flow that it uses to make its acquisitions and hike its growth rate into the high teens as a result. The movement into the energy waste stream opens up even more attractive opportunities for heightened organic growth because WCN is positioning itself around the major shale gas plays in the U.S., such as North Dakota. The stock has done well this year, but continues to sell at a reasonable valuation.

The energy Renaissance in the U.S. should provide a long runway for a company like WCN.

That’s a point worth emphasizing. As long-term investors, when we do our research on these companies we tend to look out farther into the future than many other small-cap growth investors. I’d emphasize that with respect to both Signature Bank and Waste Connections. Yes, they have done well, but we think there’s a long runway of growth ahead for both of them.

Thanks very much for an insightful interview.

Earnings Per Share: The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Sales Per Share: A ratio that computes the total revenue earned per share over a 12-month period. It is calculated by dividing total revenue earned in a fiscal year by the weighted average of shares outstanding for that fiscal year.

Price-Earnings Ratio: A valuation ratio of a company’s current share price compared to its per-share earnings.

Price-To-Book Ratio: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Debt-To-Capital Ratio: A measurement of a company’s financial leverage, calculated as the company’s debt divided by its total capital. Debt includes all short-term and long-term obligations. Total capital includes the company’s debt and shareholders’ equity, which includes common stock, preferred stock, minority interest and net debt.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.23%)
CONSUMER DISCRETIONARY (15.49%)
Auto Components (1.22%)
BorgWarner, Inc.	13,800	$899,622
Dorman Products, Inc.(a)	15,084	743,943

		1,643,565

Diversified Consumer Services (0.20%)
Ascent Capital Group, Inc., Class A(a)	4,053	267,538

Hotels, Restaurants & Leisure (3.50%)
Chipotle Mexican Grill, Inc.(a)	1,575	933,203
Chuy’s Holdings, Inc.(a)	13,185	478,616
Hilton Worldwide Holdings, Inc.(a)	30,175	703,078
Starbucks Corp.	23,585	1,825,007
Wynn Resorts Ltd.	3,800	788,728

		4,728,632

Internet & Catalog Retail (3.31%)
Amazon.com, Inc.(a)	6,120	1,987,654
priceline.com, Inc.(a)	1,395	1,678,185
RetailMeNot, Inc.(a)	29,987	797,954

		4,463,793

Leisure Equipment & Products (0.71%)
Black Diamond, Inc.(a)	28,654	321,498
Polaris Industries, Inc.	4,850	631,664

		953,162

Media (0.50%)
Discovery Communications, Inc., Class A(a)	9,200	683,376

Specialty Retail (3.22%)
CarMax, Inc.(a)	8,150	423,882
Dick’s Sporting Goods, Inc.	22,800	1,061,568
DSW, Inc., Class A	31,000	866,140
Francesca’s Holdings Corp.(a)	43,064	634,763
Tiffany & Co.	13,555	1,358,889

		4,345,242

Textiles, Apparel & Luxury Goods (2.83%)
Deckers Outdoor Corp.(a)	18,238	1,574,486
Kate Spade & Co.(a)	22,550	860,057
Under Armour, Inc., Class A(a)	23,200	1,380,168

		3,814,711

CONSUMER STAPLES (5.06%)
Beverages (1.62%)
The Boston Beer Co. Inc., Class A(a)	2,700	603,504
Constellation Brands, Inc., Class A(a)	8,500	749,105

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2014	11

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Beverages (continued)
Monster Beverage Corp.(a)	11,800	$838,154

		2,190,763

Food & Staples Retailing (1.61%)
Costco Wholesale Corp.	8,705	1,002,468
The Fresh Market, Inc.(a)	16,154	540,674
PriceSmart, Inc.	7,154	622,684

		2,165,826

Food Products (1.83%)
The Hain Celestial Group, Inc.(a)	13,450	1,193,553
Mead Johnson Nutrition Co.	13,630	1,269,907

		2,463,460

ENERGY (6.51%)
Energy Equipment & Services (6.24%)
Core Laboratories N.V.	4,900	818,594
Dril-Quip, Inc.(a)	22,495	2,457,354
Frank’s International N.V.	15,530	382,038
Geospace Technologies Corp.(a)	9,462	521,167
Natural Gas Services Group, Inc.(a)	6,839	226,097
Oceaneering International, Inc.	22,235	1,737,221
Schlumberger Ltd.	19,300	2,276,435

		8,418,906

Oil, Gas & Consumable Fuels (0.27%)
RSP Permian, Inc.(a)	11,100	360,084

FINANCIALS (14.09%)
Capital Markets (4.39%)
The Charles Schwab Corp.	33,550	903,502
Evercore Partners, Inc., Class A	14,810	853,648
Financial Engines, Inc.	20,423	924,753
FXCM, Inc., Class A	18,734	280,261
T. Rowe Price Group, Inc.	12,400	1,046,684
Virtus Investment Partners, Inc.(a)	9,033	1,912,738

		5,921,586

Commercial Banks (1.65%)
Signature Bank(a)	17,652	2,227,329

Consumer Finance (1.33%)
Visa, Inc., Class A	8,515	1,794,196

Diversified Financial Services (0.46%)
MarketAxess Holdings, Inc.	11,500	621,690

See Notes to Schedule of Investments and Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (2.70%)
ACE Ltd.	16,500	$1,711,050
Greenlight Capital Re Ltd., Class A(a)	45,432	1,496,530
Third Point Reinsurance Ltd.(a)	28,813	439,686

		3,647,266

Real Estate Investment Trusts (1.54%)
American Tower Corp.	23,050	2,074,039

Real Estate Management & Development (1.00%)
FirstService Corp.	21,525	1,088,950
Zillow, Inc., Class A(a)	1,838	262,705

		1,351,655

Thrifts & Mortgage Finance (1.02%)
BofI Holding, Inc.(a)	18,694	1,373,448

HEALTH CARE (12.04%)
Biotechnology (2.65%)
BioMarin Pharmaceutical, Inc.(a)	23,905	1,487,130
Celgene Corp.(a)	16,750	1,438,490
Intercept Pharmaceuticals, Inc.(a)	950	224,798
Puma Biotechnology, Inc.(a)	6,334	418,044

		3,568,462

Health Care Equipment & Supplies (1.85%)
Insulet Corp.(a)	29,688	1,177,723
Intuitive Surgical, Inc.(a)	3,200	1,317,760

		2,495,483

Health Care Providers & Services (1.81%)
ExamWorks Group, Inc.(a)	46,200	1,465,926
MWI Veterinary Supply, Inc.(a)	4,290	609,137
Premier, Inc., Class A(a)	12,710	368,590

		2,443,653

Health Care Technology (3.54%)
athenahealth, Inc.(a)	17,748	2,220,807
Cerner Corp.(a)	49,630	2,559,916

		4,780,723

Life Sciences Tools & Services (1.69%)
Illumina, Inc.(a)	12,750	2,276,385

Pharmaceuticals (0.50%)
Allergan, Inc.	3,990	675,188

INDUSTRIALS (17.90%)
Aerospace & Defense (2.40%)
B/E Aerospace, Inc.(a)	8,550	790,790

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2014	13

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
HEICO Corp.	12,648	$656,937
Precision Castparts Corp.	7,100	1,792,040

		3,239,767

Air Freight & Logistics (0.52%)
XPO Logistics, Inc.(a)	24,289	695,151

Commercial Services & Supplies (2.54%)
The Advisory Board Co.(a)	22,692	1,175,446
Waste Connections, Inc.	46,455	2,255,390

		3,430,836

Electrical Equipment (0.90%)
AMETEK, Inc.	9,500	496,660
Rockwell Automation, Inc.	5,700	713,412

		1,210,072

Machinery (5.17%)
Cummins, Inc.	6,350	979,741
Graco, Inc.	12,300	960,384
Middleby Corp.(a)	22,989	1,901,650
Proto Labs, Inc.(a)	6,800	557,056
Rexnord Corp.(a)	22,768	640,919
WABCO Holdings, Inc.(a)	10,050	1,073,541
Wabtec Corp.	10,450	863,066

		6,976,357

Professional Services (4.05%)
Huron Consulting Group, Inc.(a)	10,431	738,724
IHS, Inc., Class A(a)	13,478	1,828,560
Paylocity Holding Corp.(a)	18,748	405,519
Stantec, Inc.	6,703	415,586
TriNet Group, Inc.(a)	11,887	286,120
Verisk Analytics, Inc., Class A(a)	18,400	1,104,368
WageWorks, Inc.(a)	14,173	683,280

		5,462,157

Road & Rail (0.97%)
Kansas City Southern	5,550	596,681
Landstar System, Inc.	11,114	711,296

		1,307,977

Trading Companies & Distributors (1.35%)
Fastenal Co.	19,270	953,672
MSC Industrial Direct Co., Inc., Class A	9,100	870,324

		1,823,996

INFORMATION TECHNOLOGY (26.04%)
Communications Equipment (1.96%)
InterDigital, Inc.	11,624	555,627

See Notes to Schedule of Investments and Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Communications Equipment (continued)
QUALCOMM, Inc.	19,520	$1,545,984
ViaSat, Inc.(a)	9,350	541,926

		2,643,537

Electronic Equipment & Instruments (1.29%)
FARO Technologies, Inc.(a)	8,246	405,044
FEI Co.	7,800	707,694
IPG Photonics Corp.(a)	9,236	635,437

		1,748,175

Internet Software & Services (7.40%)
Envestnet, Inc.(a)	25,481	1,246,530
Equinix, Inc.(a)	7,135	1,498,992
Google, Inc., Class C(a)	4,178	2,403,520
LinkedIn Corp., Class A(a)	11,395	1,953,901
SPS Commerce, Inc.(a)	14,518	917,392
Stamps.com, Inc.(a)	5,514	185,767
Textura Corp.(a)	19,831	468,805
Twitter, Inc.(a)	31,800	1,302,846

		9,977,753

IT Services (1.03%)
EPAM Systems, Inc.(a)	5,090	222,688
VeriFone Systems, Inc.(a)	31,848	1,170,414

		1,393,102

Semiconductors & Semiconductor Equipment (1.87%)
ARM Holdings PLC(b)	40,522	1,833,215
NVIDIA Corp.	36,950	685,053

		2,518,268

Software (12.49%)
ANSYS, Inc.(a)	12,300	932,586
Concur Technologies, Inc.(a)	6,669	622,484
FireEye, Inc.(a)	33,600	1,362,480
FleetMatics Group PLC(a)	19,480	629,983
RealPage, Inc.(a)	37,493	842,843
Salesforce.com, Inc.(a)	41,370	2,402,770
ServiceNow, Inc.(a)	29,050	1,799,938
Solera Holdings, Inc.	24,324	1,633,357
Splunk, Inc.(a)	40,467	2,239,039
The Ultimate Software Group, Inc.(a)	11,211	1,549,024
Varonis Systems, Inc.(a)	7,325	212,498
VMware, Inc., Class A(a)	11,050	1,069,750
Workday, Inc., Class A(a)	17,200	1,545,592

		16,842,344

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2014	15

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
MATERIALS (0.71%)
Metals & Mining (0.71%)
Allegheny Technologies, Inc.	21,100	$951,610

TELECOMMUNICATION SERVICES (0.39%)
Diversified Telecommunication (0.39%)
inContact, Inc.(a)	57,760	530,814

TOTAL COMMON STOCKS
(COST OF $91,772,460)		132,502,077

	PAR VALUE
SHORTTERM INVESTMENT (1.85%)
REPURCHASE AGREEMENT (1.85%)

Repurchase agreement with State Street Bank & Trust Co., dated 6/30/14, due 07/01/14 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $2,551,666 and par value of $2,910,000. (Repurchase proceeds of $2,493,001).

(COST OF $2,493,000)	$2,493,000	$2,493,000

TOTAL INVESTMENTS (100.08%)
(COST OF $94,265,460)(c)		134,995,077

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.08%)		(110,562)

NET ASSETS (100.00%)		$134,884,515

NET ASSET VALUE PER SHARE
(23,964,920 SHARES OUTSTANDING)		$5.63

See Notes to Schedule of Investments and Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2014 (Unaudited)

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $94,791,488.

Gross unrealized appreciation and depreciation at June 30, 2014 based on cost of Investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$42,484,890
Gross unrealized depreciation	(2,281,301)

Net unrealized appreciation	$40,203,589

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2014	17

Statement of Assets and Liabilities	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

ASSETS:
Investments at market value (Cost $94,265,460)	$134,995,077
Cash	1,320
Dividends and interest receivable	32,519
Prepaid and other assets	16,949

TOTAL ASSETS	135,045,865
LIABILITIES:
Investment advisory fee payable	86,433
Payable for administration, pricing and bookkeeping fees	27,390
Accrued expenses	47,527

TOTAL LIABILITIES	161,350
NET ASSETS	$134,884,515

NET ASSETS REPRESENTED BY:
Paid-in capital	$86,198,294
Distributions in excess of net investment income	(4,586,142)
Accumulated net realized gain on investments	12,542,746
Net unrealized appreciation on investments	40,729,617

NET ASSETS	$134,884,515

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	23,964,920

NET ASSET VALUE PER SHARE	$5.63

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $3,396)	$313,552
Interest	172
TOTAL INVESTMENT INCOME	313,724

EXPENSES:
Investment advisory fee	533,574
Administration fee	133,393
Pricing and bookkeeping fees	36,882
Audit fee	14,512
Custodian fee	19,826
Directors’ fees and expenses	29,598
Insurance expense	3,497
Legal fees	18,826
Miscellaneous expenses	9,812
NYSE fee	11,810
Shareholder communication expenses	19,448
Transfer agent fees	29,969
TOTAL EXPENSES	861,147
NET INVESTMENT LOSS	(547,423)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	6,269,999
Net change in unrealized depreciation on investments	(8,220,012)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,950,013)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,497,436)

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2014	19

Statements of Changes in Net Assets	Liberty All-Star® Growth Fund

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
FROM OPERATIONS:
Net investment loss	$(547,423)	$(876,461)
Net realized gain on investments	6,269,999	15,897,629
Net change in unrealized appreciation/(depreciation) on investments	(8,220,012)	24,561,274
Net Increase/(Decrease) in Net Assets From Operations	(2,497,436)	39,582,442

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,038,719)	–
From net realized gains on investments	–	(7,213,337)
Total Distributions	(4,038,719)	(7,213,337)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	1,509,405	3,307,263
Net Increase/(Decrease) in Net Assets	(5,026,750)	35,676,368

NET ASSETS:
Beginning of period	139,911,265	104,234,897
End of period (Includes distributions in excess of net investment income of $(4,586,142) and $0, respectively)	$134,884,515	$139,911,265

See Notes to Financial Statements.

20	www.all-starfunds.com

Page Intentionally Left Blank

Financial Highlights	Liberty All-Star® Growth Fund

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after waiver/reimbursement
Ratio of expenses to average net assets before waiver/reimbursement
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund’s tender offer for shares at a price below net asset value, net of costs.
(c)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Financial Highlights

For the Six Months Ended	Year Ended December 31,
June 30, 2014 (Unaudited)	2013	2012	2011	2010	2009

$5.91	$4.54	$4.24	$4.57	$4.00	$3.24

(0.02)	(0.04)	(0.03)	(0.05)	(0.04)	(0.02)
(0.09)	1.72	0.54	(0.01)	0.86	1.02
(0.11)	1.68	0.51	(0.06)	0.82	1.00

(0.17)	–	–	(0.07)	(0.19)	–
–	(0.31)	(0.22)	(0.20)	–	–
–	–	(0.05)	–	(0.06)	(0.24)
(0.17)	(0.31)	(0.27)	(0.27)	(0.25)	(0.24)
–	–	0.06	–	–	–
$5.63	$5.91	$4.54	$4.24	$4.57	$4.00

$5.42	$5.62	$4.06	$3.81	$4.25	$3.36

(1.7%)(d)	39.0%	14.3%	(1.0%)	21.8%	34.6%
(0.5%)(d)	47.8%	13.8%	(4.4%)	34.8%	40.8%

$135	$140	$104	$128	$137	$120
N/A	N/A	1.46%	N/A	N/A	N/A
1.29%(e)	1.34%	1.51%	1.52%	1.79%	1.44%
(0.82%)(e)	(0.73%)	(0.61%)	(1.04%)	(0.95%)	(0.58%)
24%(d)	45%	35%	32%	80%	135%

Semi-Annual Report (Unaudited) | June 30, 2014	23

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is considered an investment company for financial reporting purposes under GAAP.

Security Valuation

Equity securities, including common stocks and exchange traded funds, are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Directors (the “Board”).

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the six months ended June 30, 2014, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At June 30, 2014, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral Received*	Cash Collateral Received	Net Amount
Repurchase	$2,493,000	$ –	$2,493,000	$(2,493,000)	$ –	$ –
Total	$2,493,000	$ –	$2,493,000	$(2,493,000)	$ –	$ –

*	These amounts do not include the excess collateral received.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Semi-Annual Report (Unaudited) | June 30, 2014	25

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and exchange-traded funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$132,502,077	$–	$–	$132,502,077
Short Term Investment	–	2,493,000	–	2,493,000
Total	$132,502,077	$2,493,000	$–	$134,995,077

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. For the six months ended June 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the six months ended June 30, 2014.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end: accordingly, tax basis balances have not been determined as of June 30, 2014.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Semi-Annual Report (Unaudited) | June 30, 2014	27

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2013 were as follows:

12/31/13
Distributions paid from:
Ordinary income	$1,926,950
Long-term capital gain	5,286,387
Total	$7,213,337

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of June 30, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$94,791,488	$42,484,890	$(2,281,301)	$40,203,589

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Under the terms of the Expense Limitation Agreement between the Fund and AAI, AAI has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, AAI has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that AAI is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement is effective through July 31, 2014. Pursuant to the Expense Limitation Agreement, the Fund may reimburse AAI for any fee waivers and expense reimbursements made by AAI, provided that any such reimbursements made by the Fund to AAI will not cause the Fund’s annual expense ratio to exceed the expense limitation rate. AAI is entitled to collect on or make a claim for waived fees at any time in the future. For the six months ended June 30, 2014 there were no fee waivers and/or reimbursements. During the six months ended June 30, 2014, AAI collected no previously waived fees.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

Semi-Annual Report (Unaudited) | June 30, 2014	29

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $31,843,675 and $34,860,996, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2014 and the year ended December 31, 2013, distributions in the amounts of $1,509,405 and $3,307,263, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 279,518 and 710,944 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Semi-Annual Report (Unaudited) | June 30, 2014	31

Board Consideration of the New Portfolio Management Agreement	Liberty All-Star® Growth Fund
June 30, 2014 (Unaudited)

At a meeting on May 29, 2014, the Board of Directors (“Board” or “Directors”) of Liberty All-Star Growth Fund, Inc. (“Growth Fund” or “Fund”), including all of the Independent Directors, approved a new Portfolio Management Agreement (“New Agreement”) among the Fund, ALPS Advisors, Inc. (“AAI”) and Sustainable Growth Advisers L.P. (“Sustainable”). Before approving the Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Directors requested certain information from Sustainable, and the Directors received reports from Sustainable and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Growth Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the New Agreement; (2) Sustainable’s investment performance; (3) the fees to be paid by the Fund and the fees charged by Sustainable to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services to be provided by Sustainable; and (6) any other benefits to be derived by Sustainable as a result of its relationship with the Fund.

Nature, Extent and Quality of Services

The Board considered information regarding Sustainable’s investment philosophy and process. In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing the large cap growth portion of the Growth Fund’s portfolio. The Board also considered Sustainable’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Sustainable were consistent with the terms of the New Agreement and that the Growth Fund was likely to benefit from services provided by Sustainable under the New Agreement.

Investment Performance

The Board considered Sustainable’s large cap investment performance relative to the Russell 1000® Growth Index (“Index”) and a comparable institutional peer group. The Board considered that, as of March 31, 2014, Sustainable’s U.S. Large Cap Growth Equity Composite (“Composite”) outperformed the Index for the three-year period, seven year period and since the inception of the Composite in March 2000, achieved comparable returns to the Index for the five-year period and underperformed the Index for the one-year period. The Board also considered that the Composite generally ranked favorably to the institutional peer group. The Board concluded that Sustainable’s large cap investment performance has been reasonable.

Fees and Expenses

In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Sustainable on behalf of the Growth Fund. The Board considered that the fee to be paid to Sustainable under the New Agreement is the same as the fee paid to TCW Investment Management Company. The Board also considered that the fee is less than the fee that Sustainable charges for managing a comparably-sized institutional separate account. The Board

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the New Portfolio Management Agreement
June 30, 2014 (Unaudited)

also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Growth Fund’s assets increase above the breakpoint. The Board concluded that the fees payable to Sustainable under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account the fee rates that Sustainable charges to other clients.

Economies of Scale

The Board considered Sustainable’s representation that it anticipates that it will experience economies of scale in connection with the services that it provides to the Growth Fund and other similarly managed clients. The Board also noted Sustainable’s representation that the proposed fee schedule anticipates such economies of scale. The Board concluded that the breakpoints in the proposed fee schedule reflect economies of scale associated with the services to be provided to the Growth Fund that Sustainable may realize as the Growth Fund’s assets increase.

Costs of Services

The Board considered that the fee under the New Agreement would be paid to Sustainable by AAI, not the Fund, and noted the arm’s-length nature of the relationship between AAI and Sustainable with respect to the negotiation of the fee rate on behalf of the Growth Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Sustainable’s costs and profitability. The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in 2014.

Other Benefits to be Derived by Sustainable

The Board considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Sustainable might receive in connection with its association with the Growth Fund. In addition, the Board acknowledged that Sustainable’s well-established stand-alone management relationships independent of the Growth Fund and the regulatory risks Sustainable would assume in connection with the management of the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Sustainable by virtue of its relationship with the Growth Fund appear to be fair and reasonable.

Conclusions

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Growth Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the New Agreement.

Semi-Annual Report (Unaudited) | June 30, 2014	33

Description of Lipper Benchmark and Market Indices	Liberty All-Star® Growth Fund
(Unaudited)

DOW JONES INDUSTRIAL AVERAGE

A price-weighted measure of 30 U.S. blue-chip companies.

LIPPER MULTI-CAP GROWTH MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ COMPOSITE INDEX

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

RUSSELL 3000® GROWTH INDEX

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000® GROWTH INDEX (LARGECAP)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

RUSSELL MIDCAP® GROWTH INDEX

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

RUSSELL 2000® GROWTH INDEX (SMALLCAP)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

RUSSELL 2500™ GROWTH INDEX

Measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500TM Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

S&P 500® INDEX

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

34	www.all-starfunds.com

Page Intentionally Left Blank

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, Texas 77842-3170

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

DIRECTORS

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Kimberly R. Storms, Treasurer

Erin D. Nelson, Secretary

Alex J. Marks, Assistant Secretary

Melanie H. Zimdars, Chief Compliance Officer

*  Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000604 8/30/15

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2014, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	August 28, 2014

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	August 28, 2014